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                                 EXHIBIT 10.9


                    SEILER POLLUTION CONTROL SYSTEMS, INC.
                     1996 NON-STATUTORY STOCK OPTION PLAN


1.    Purpose of the Plan.

      The 1996 Non-Statutory Stock Option Plan (the "Plan") is intended as an employment incentive, to aid in attracting and retaining in the employ or service of SEILER POLLUTION CONTROL SYSTEMS, INC. (the "Company"), a Delaware corporation, and any Affiliated Corporation, persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company. The Plan provides for the issuance of non-statutory stock options ("Options") which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.    Administration of the Plan.

      The Company's Board of Directors ("Board") may appoint and maintain as administrator of the Plan a Compensation Committee (the "Committee") of the Board which shall consist of at least three members of the Board. Until such time as the Committee is duly constituted, the Board itself shall have and fulfill the duties herein allocated to the Committee. The Committee shall have full power and authority to designate Plan participants, to determine the provisions and terms of respective Options, the method of exercise as related to exercise in whole or in installments, and Option price, and to interpret the provisions and supervise the administration of the Plan. The Committee may in its discretion provide that certain Options not vest until expiration of a certain period after issuance or until other conditions are satisfied, so long as not contrary to the Plan.

      A majority of the members of the Committee shall constitute a quorum. All decisions and selections made by the Committee pursuant to the Plan's provisions shall be made by a majority of its members. Any decision reduced to writing and signed by all of the members shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it deems advisable. If at any time the Board shall consist of seven or more members, then the Board may amend the Plan to provide that the Committee shall consist only of Board members who shall not have been eligible to participate in the Plan (or similar stock option plan) of the Company or its affiliates at any time within one year prior to appointment to the Committee.

      Each Option shall be evidenced by a written agreement containing terms and conditions established by the Committee consistent with the provisions of the Plan.

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3.    Designation of Participants.

      The persons eligible for participation in the Plan as recipients of Options shall include full-time and part-time employees (as determined by the Committee) and officers of the Company or of an Affiliated Corporation. In addition, directors of the Company or any Affiliated Corporation who are not employees of the Company or an Affiliated Corporation and any attorney, consultant or other adviser to the Company or any Affiliated Corporation shall be eligible to participate in the Plan. For all purposes of the Plan, any director who is not also a common law employee and is granted an Option under the Plan shall be considered an "employee" until the effective date of the director's resignation or removal from the Board of Directors, including removal due to death or disability. The Committee shall have full power to designate, from among eligible individuals, the persons to whom Options may be granted. A person who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine. The granting of an Option shall not be construed as a contract of employment or as entitling the recipient thereof to any rights of continued employment.

4.    Stock Reserved for the Plan.

      Subject to adjustment as provided in Paragraph 9 below, a total of 2,000,000 shares of Common Stock, $.0001 par value per share ("Stock"), of the Company shall be subject to the Plan. The Stock subject to the Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company or any Affiliated Corporation, and such amount of shares shall be and is hereby reserved for sale for such purpose. Any such shares which may remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full, the unexercised shares theretofore subject to such Option may again be subjected to an Option under the Plan.

5.    Option Price.

      The purchase price of each share of Stock placed under Option shall not be less than eighty-five percent (85%) of the fair market value of such share on the date the Option is granted. The fair market value of a share on a particular date shall be deemed to be the average of either (i) the highest and lowest prices at which shares were sold on the date of grant, if traded on a national securities exchange, (ii) the high and low prices reported in the consolidated reporting system, if traded on a "last sale reported" system, such as NASDAQ, for over-the-counter securities, or (iii) the high bid and high asked price for other over-the-counter securities. If no transactions in the Stock occur on the date of grant, the fair market value shall be determined as of the next earliest day for which reports or quotations are available. If the common shares are not then quoted on any exchange or in any quotation medium at the time the Option is granted, then the Board of Directors or Committee shall use its discretion in selecting

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a good faith value believed to represent fair market value based on factors then known to them. The cash proceeds from the sale of Stock shall be added to the general funds of the Company.

6.    Exercise Period.

      (a) The Option exercise period shall be a term of not more than ten (10) years from the date of granting of each Option and shall automatically terminate:

            (i) Upon the expiration of the term of the Option as set forth in the Option agreement but in no event (except as provided in (iv) below) later than ten (10) years from the date of grant of such Option;

            (ii) Upon termination of the optionee's employment with the Company for cause;

            (iii) Subject to subclause (i) above, upon the expiration of twelve (12) months from the date of termination of the optionee's employment with the Company for any reason, other than death, without cause; provided, that if the optionee dies within three months after termination of his employment, subclause (iv) below shall apply; or

            (iv) Upon the expiration of fifteen (15) months after the date of death of the optionee, provided that the Option was exercisable on the date of death.

      (b) "Employment with the Company" as used in the Plan shall include employment with any Affiliated Corporation, and Options granted under the Plan shall not be affected by an employee's transfer of employment among the Company and any Parent or Subsidiary thereof. An optionee's employment with the Company shall not be deemed interrupted or terminated by a bona fide leave of absence (such as sabbatical leave or employment by the Government) duly approved, military leave, maternity leave or sick leave.

7.    Exercise of Options.

      (a) The Committee, in granting Options, shall have discretion to determine the terms and conditions upon which Options shall be exercisable, subject to applicable provisions of the Plan. Once available for purchase, unpurchased shares of Stock shall remain subject to purchase until the Option expires or terminates in accordance with Paragraph 6 above. Unless otherwise provided in the Option, an Option may be exercised in whole or in part, one or more times, but no Option may be exercised for a fractional share of Stock.


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      (b) Options may be exercised solely by the optionee during his lifetime, or after his death (with respect to the number of shares which the optionee could have purchased at the time of death) by the person or persons entitled thereto under the decedent's will or the laws of descent and distribution.

      (c) The purchase price of the shares of Stock as to which an Option is exercised shall be paid in full at the time of exercise and no shares of Stock shall be issued until full payment is made therefor. Payment shall be made either (i) in cash, represented by bank or cashier's check, certified check or money order, (ii) in lieu of payment for bona fide services rendered, provided that such services were not in connection with the offer or sale of securities in a capital-raising transaction, (iii) by delivery of shares of the Company's Common Stock or by delivery of shares of corporate stock which are freely tradable without restriction and which are part of a class of securities which has been listed for trading on the NASDAQ system or a national securities exchange, with an aggregate fair market value on the date of exercise equal to or greater than the exercise price of the shares of Stock being purchased under the Option, or (iv) a combination of cash, services, or corporate shares. Notwithstanding the foregoing, any method of payment other than in cash may be used only with the consent of the Committee (or if none, the Board). An Option shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Company. No holder of an Option shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any shares of Stock purchasable upon exercise of any part of an Option unless and until certificates representing such shares shall have been issued by the Company to him or her.

8.    Assignability.

      No Option shall be assignable or otherwise transferable (by the optionee or otherwise) except by will or the laws of descent and distribution. No Option shall be pledged or hypothecated in any manner, whether by operation of law or otherwise, nor be subject to execution, attachment or similar process.

9.    Reorganizations and Recapitalizations of the Company.

      (a) The existence of the Plan and Options granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale, exchange or transfer of all or any part of its assets or business, or the other corporation act or proceeding, whether of a similar character or otherwise.

      (b) The shares of Stock with respect to which Options may be granted hereunder are shares of the Common Stock of the Company as currently constituted. If, and whenever, prior to delivery by the Company of all of the shares of Stock which are subject to Options granted

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hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, a stock split,

combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of Stock available under this Plan and the number of shares of Stock with respect to which Options granted hereunder may thereafter be exercised shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced; and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration payable per share shall be proportionately increased.

      (c) If the Company is reorganized, merged, consolidated or party to a plan of exchange with another corporation pursuant to which shareholders of the Company receive any shares of stock or other securities, there shall be substituted for the shares of Stock subject to the unexercised portions of outstanding Options an appropriate number of shares of each class of stock or other securities which were distributed to the shareholders of the Company in respect of such shares of Stock in the case of a reorganization, merger, consolidation or plan of exchange; provided, however, that all such Options may be canceled by the Company as of the effective date of a reorganization, merger, consolidation, plan of exchange, or any dissolution or liquidation of the Company, by giving notice to each optionee or his personal representative of its intention to do so and by permitting the purchase of all the shares subject to such outstanding Options for a period of not less than thirty (30) days during the sixty (60) days next preceding such effective date.

      (d) Except as expressly provided above, the Company's issuance of shares of Stock of any class, or securities convertible into shares of Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into shares of Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options granted hereunder or the purchase price of such shares.

10.   Purchase for Investment.

      Unless the shares of Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

11.   Effective Date and Expiration of the Plan.

      The Plan shall be effective as of April 15, 1996, the date of its adoption by the Board, and no Option shall be granted pursuant to the Plan after its expiration. This Plan shall expire

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on December 31, 2006 except as to Options then outstanding, which shall remain in effect until they have expired or been exercised.


12.   Amendments or Termination.

      The Board may amend, alter or discontinue the Plan at any time in such respects as it shall deem advisable in order to conform to any change in any applicable law, or in order to comply with the provisions of any rule or regulation of the Securities and Exchange Commission required to exempt the Plan or any Option granted thereunder from the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or in any other respect not inconsistent with Section 16(b) of the Exchange Act; provided, that no amendment or alteration shall be made which would impair the rights of any participant under any Option theretofore granted, without his consent (unless made solely to conform such Option to, and necessary because of, changes in the foregoing laws, rules or regulations).

13.   Government Regulations.

      The Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares of Stock under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.   Liability.

      No member of the Board of Directors, the Committee or officers or employees of the Company or any Affiliated Corporation shall be personally liable for any action, omission or determination made in good faith in connection with the Plan.

15.   Miscellaneous.

      (a) The term "Affiliated Corporation" used herein shall mean any Parent or Subsidiary.

      (b) The term "Parent" used herein shall mean any corporation owning 50 percent or more of the total combined voting stock of all classes of the Company or of another corporation qualifying as a Parent within this definition.

      (c) The term "Subsidiary" used herein shall mean any corporation more than 50 percent of whose total combined voting stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

      (d) The term "Committee" as used herein shall mean the Board of Directors of the Company in such situations when the Company has no Compensation Committee.


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16.   Options in Substitution for Other Options.


      The Committee may, in its sole discretion, at any time during the term of the Plan, grant new options to an employee under the Plan or any other stock option plan of the Company on the condition that such employee shall surrender for cancellation one or more outstanding options which represent the right to purchase (after giving effect to any previous partial exercise thereof) a number of shares, in relation to the number of shares to be covered by the new conditional grant hereunder, determined by the Committee. If the Committee shall have so determined to grant such new options on such a conditional basis ("New Conditional Options"), no such New Conditional Option shall become exercisable in the absence of such employee's consent to the condition and surrender and cancellation as appropriate. New Conditional Options shall be treated in all respects under the Plan as newly granted options. Options may be granted under the Plan from time to time in substitution for similar rights held by employees of other corporations who are about to become employees of the Company or an Affiliated Corporation, or the merger or consolidation of the employing corporation with the Company or an Affiliated Corporation, or the acquisition by the Company or an Affiliated Corporation of the assets of the employing corporation, or the acquisition by the Company or an Affiliated Corporation of stock of the employing corporation as the result of which it becomes an Affiliated Corporation.

17.   Withholding Taxes.

      Pursuant to applicable federal and state laws, the Company may be required to collect withholding taxes upon the exercise of an Option. The Company may require, as a condition to the exercise of an Option that the optionee concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Committee or the Company in its discretion may determine. In lieu of part or all of any such payment, the optionee may elect to have the Company withhold from the shares to be issued upon exercise of the option that number of shares having a Fair Market Value equal to the amount which the Company is required to withhold.



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